SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 17, 2017, IBERIABANK Corporation (“IBKC”) received a notice from the plan administrator of the IBKC Retirement Savings Plan (“401(k) Plan”) pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act (“Issuer Notice”), with respect to a covered blackout period under the 401(k) Plan and the IBKC Deferred Compensation Plan (“NQDC Plan”) (collectively, the “Plans”).

On November 17, 2017, IBKC sent a notice to its board of directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a covered blackout period under the Plans (“Director and Officer Notice”).

The blackout period is necessary to complete the transition of the recordkeeping and administrative services associated with the Plans to Prudential Financial Services, which will also become the 401(k) Plan trustee. During the blackout period, participants in the Plans will not be able to undertake certain actions, including: directing or diversifying investments in their individual accounts, including transfers into or out of the 401(k) Plan fund that holds IBKC common stock or changing deemed investments in IBKC common stock under the NQDC Plan; obtaining loans or distributions from the 401(k) Plan; or changing contribution rates. The blackout period is expected to begin on December 19, 2017, and end on or about January 15, 2018.

Questions regarding the blackout period should be directed to Robert B. Worley, Jr., Executive Vice President and General Counsel, by email at robert.worley@iberiabank.com, by phone at (504) 310-7320, or by mail at 601 Poydras Street, Suite 675, New Orleans, Louisiana 70130. The Issuer Notice and Director and Officer Notice are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Notice of Blackout Period from the IBERIABANK Corporation Retirement Savings Plan to IBERIABANK Corporation.

99.2	Notice of Blackout Period to members of the Board of Directors and executive officers of IBERIABANK Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: November 21, 2017	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer